SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 18, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-3)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2003-3. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2003-3 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2003-3 REMIC Pass-Through Certificates.

      On March 27, 2003, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2003) as of March 1, 2003 of $590,647,845.23. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

      The total number of mortgage loans as of March 1, 2003 was 1287. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of March 1, 2003 was 6.285%. The weighted average remaining term to stated maturity of the mortgage loans as of March 1, 2003 was 357.57 months. All mortgage loans have original maturities of at least 19 but no more than 30 years. None of the mortgage loans were originated prior to January 1, 2002 or after March 1, 2003. The weighted average original term to stated maturity of the mortgage loans as of March 1, 2003 was 359.58 months.

      None of the mortgage loans has a scheduled maturity later than March 1, 2033. Each mortgage loan had an original principal balance of not less than $76,500 nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $7,366,787 as of March 1, 2003 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the mortgage loans as of March 1, 2003 was 65.1%. No more than $4,966,308 of the mortgage loans are secured by mortgaged properties located in any one zip code. At least 98%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


-----------

1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement (333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

     At least 92% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 7% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 1% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which does not require verification of income or assets as stated on the loan application. No more than 73% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

      All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 2;

      2. such mortgage loans have an aggregate scheduled principal balance of $230,691;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 80.0%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 92.6%.

     Discount loans will consist of mortgage loans with net loan rates less than 5.500%. Premium loans will consist of mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the discount loans and the premium loans were $499,465 and $590,148,380, respectively. The weighted average interest rates of the discount loans and the premium loans, as of the cut-off date, were 5.625% and 6.286%, respectively. The weighted average remaining terms to stated maturity of the discount loans and the premium loans, as of the cut-off date, were 359.00 months and 357.57 months, respectively.

      The following tables set forth information regarding the mortgage loans as of March 1, 2003.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                881                         $397,522,463

2003                                406                          193,125,382


Total                              1287                         $590,647,845
                                   ====                         ============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                    1048                         $481,707,227

Planned Unit Development            113                           52,290,267

Multi-family Dwellings*              12                            6,536,168

Townhouses                           10                            4,043,326

Condominium Units (one to four       43                           17,903,239
stories high)

Condominium Units (over four          6                            3,694,029
stories high)

Cooperative Units                    55                           24,473,589


Total                              1287                         $590,647,845
                                   ====                         ============
-----------
*   Multi-family dwellings are 2-family and 4-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                           1275                         $584,111,677

2-family                             11                            5,836,932

4-family                              1                              699,236


Total                              1287                         $590,647,845
                                   ====                         ============


                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    4                         $    456,685

$150,000 through $199,999             4                              667,569

$200,000 through $249,999             0                                    0

$250,000 through $299,999             2                              566,349

$300,000 through $349,999           141                           47,488,641

$350,000 through $399,999           362                          136,431,252

$400,000 through $449,999           226                           95,977,195

$450,000 through $499,999           200                           95,473,965

$500,000 through $549,999           108                           56,912,210

$550,000 through $599,999            89                           51,547,614

$600,000 through $649,999            78                           49,472,296

$650,000 through $699,999            43                           29,601,734

$700,000 through $749,999             6                            4,336,695

$750,000 through $799,999             6                            4,653,632

$800,000 through $849,999             4                            3,361,571

$850,000 through $899,999             0                                    0

$900,000 through $949,999             4                            3,725,903

$950,000 through $999,999            10                            9,974,534

$1,000,000 and over                   0                                    0


Total                              1287                         $590,647,845
                                   ====                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.500% - 6.000%                     148                         $ 67,305,142

6.001% - 6.500%                    1069                          491,471,789

6.501% - 7.000%                      68                           30,954,579

7.001% - 7.500%                       2                              916,335


Total                              1287                         $590,647,845
                                   ====                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    524                         $251,963,839

65.001% - 75.000%                   362                          163,617,549

75.001% - 80.000%                   380                          167,699,671

80.001% - 85.000%                     7                            2,574,816

85.001% - 90.000%                    12                            4,088,647

90.001% - 95.000%                     2                              703,325


Total                              1287                         $590,647,845
                                   ====                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               7                         $  3,474,672
Arizona                               9                            4,894,563
Arkansas                              5                            2,867,313
California                          651                          294,861,027
Colorado                             29                           11,927,413
Connecticut                          27                           13,062,364
Delaware                              2                            1,113,489
District of Columbia                  6                            2,749,299
Florida                              20                            9,525,880
Georgia                              15                            6,836,225
Hawaii                                2                            1,552,975
Illinois                             28                           13,616,116
Indiana                               2                              715,720
Kansas                                2                              782,508
Kentucky                              1                              431,158
Maine                                 1                              499,526
Maryland                             57                           26,241,130
Massachusetts                        52                           25,000,129
Michigan                              6                            2,315,586
Minnesota                             1                              646,401
Missouri                             21                            9,700,328
Nevada                                4                            2,054,379
New Hampshire                         2                              778,231
New Jersey                           38                           17,004,854
New Mexico                            1                              454,547
New York                            146                           71,213,635
North Carolina                       14                            5,750,046
Ohio                                  6                            3,041,931
Oregan                                2                              864,178
Pennsylvania                          7                            2,398,683
Rhode Island                          3                            1,614,284
South Carolina                        5                            2,492,749
Tenessee                              3                            1,640,518
Texas                                16                            6,964,282
Utah                                  4                            1,479,396
Virginia                             71                           30,998,358
Washington                           20                            8,682,333
West Virginia                         1                              401,619


Total                              1287                         $590,647,845
                                   ====                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: March 18, 2003